UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material under Rule 14a-12

SilverBow Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): March 1, 2024

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Preferred Stock Purchase Rights	None	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events
On March 1, 2024, SilverBow Resources, Inc. (the “Company”) issued a letter to the Company’s shareholders in response to the nomination by Kimmeridge Energy Management Company, LLC of three directors for election at the Company’s upcoming 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent management’s expectations or beliefs concerning future events, and it is possible that the results described in this communication will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in this communication, including those regarding our strategy, the benefits of the acquisitions, future operations, guidance and outlook, financial position, prospects, plans and objectives of management are forward-looking statements. When used in this report, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “budgeted,” “guidance,” “expect,” “may,” “continue,” “potential,” “plan,” “project,” “positioned,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, the following risks and uncertainties: risk related to recently completed acquisitions and integrations of these acquisitions; volatility in natural gas, oil and NGL prices; cash flow and liquidity, including our ability to satisfy our short- or long-term liquidity needs; general economic and political conditions, including inflationary pressures, further increases in interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war (including future developments in the ongoing conflicts in Ukraine and the Gaza Strip); the severity and duration of world health events, including health crises, and related economic repercussions, including disruptions in the oil and gas industry, supply chain disruptions, and operational challenges; our ability to execute on strategic initiatives; effectiveness of our risk management activities, including hedging strategy; counterparty and credit market risk; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; developments in world oil and natural gas markets and in oil and natural gas-producing countries; uncertainty regarding our future operating results; and other risks and uncertainties discussed in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K for the year ended December 31, 2023.
All forward-looking statements speak only as of the date of this communication. You should not place undue reliance on these forward-looking statements. The Company’s capital budget, operating plan, service cost outlook and development plans are subject to change at any time. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this communication are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. The risk factors and other factors noted herein and in the Company’s SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the foregoing. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

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Important Additional Information and Where to Find It

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the 2024 Annual Meeting. The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2024 Annual Meeting (the “2024 Proxy Statement”), together with a WHITE proxy card. SHAREHOLDERS ARE URGED TO READ THE 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2024 Proxy Statement and other materials to be filed with the SEC in connection with the 2024 Annual Meeting. Information relating to direct and indirect interests, by security holdings or otherwise, of the directors and executive officers of the Company is contained in the Company’s definitive proxy statement for its 2023 Annual Meeting of Shareholders (the “2023 Proxy Statement”), filed with the SEC on April 3, 2023. To the extent holdings of the Company’s securities by the Company’s directors or executive officers have changed since the information printed in the 2023 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. Shareholders will be able to obtain, free of charge, copies of the 2024 Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) when filed by the Company with the SEC in connection with the 2024 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://www.sbow.com/investor-relations).
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Letter to Shareholders, dated March 1, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 1, 2024

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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